                          GUARANTY OF PAYMENT -- NO. 2
                          ----------------------------

                  GUARANTY OF PAYMENT -- NO. 2 (this "Guaranty"), made as of May 12, 2000, between EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, having an address at Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606 ("Guarantor"), and BANK OF AMERICA, N.A., as administrative agent ("Administrative Agent") for the banks (the "Banks") listed on the signature pages of the Revolving Credit Agreement (as the same may be amended, modified, supplemented or restated, the "Credit Agreement"), dated as of the date hereof, among EOP Operating Limited Partnership ("Borrower"), the Banks, JP MORGAN SECURITIES INC., as lead arranger, book runner and syndication agent, BANC OF AMERICA SECURITIES LLC, as joint lead arranger and joint book runner, the Administrative Agent, THE CHASE MANHATTAN BANK, as documentation agent (the "Documentation Agent"), and UBS WARBURG LLC, as syndication agent.

                              W I T N E S S E T H:

                  WHEREAS, the Banks have agreed to make loans to Borrower in the aggregate principal amount not to exceed One Billion Dollars
($1,000,000,000) (hereinafter collectively referred to as the "Loans");

                  WHEREAS, the Loans are evidenced by certain promissory notes (the "Notes") of Borrower made to each of the Banks in accordance with the terms of the Credit Agreement;

                  WHEREAS, the Credit Agreement and the Notes and any other documents executed in connection therewith are hereinafter collectively referred to as the "Loan Documents";

                  WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement;

                  WHEREAS, Guarantor is the sole general partner of Borrower;

                  WHEREAS, as a condition to the execution and delivery of the Loan Documents, the Banks have required that Guarantor execute and deliver this Guaranty, as well as that certain Guaranty of Payment -- No. 1 ("Guaranty No. 1"); and

                  WHEREAS, Mark Quigley, David A. Gardner and Donald J. Resnick (collectively, the "Individual Guarantors") have executed and delivered a Guaranty of Payment, dated as of May __, 2000 (the "Acorn Guaranty"), to provide for the Individual Guarantors to guarantee certain portions of the Obligations of Borrower under the Notes and the Credit Agreement.

                  NOW THEREFORE, in consideration of the premises and the benefits to be derived from the making of the Loans by the Banks to Borrower, and in order to induce the Administrative Agent, the Documentation Agent and the Banks to enter into the Credit Agreement and the other Loan Documents, the Guarantor hereby agrees as follows:

                  1.(a) Subject to the provisions of Section 2 hereof, Guarantor, on behalf of itself and its successors and assigns, hereby irrevocably, absolutely and unconditionally guarantees the full and punctual payment when due, whether at stated maturity or otherwise, of all Obligations of Borrower now or hereafter existing under the Notes and the Credit Agreement, for principal and/or interest as well as any and all other amounts due thereunder, including, without limitation, all indemnity obligations of Borrower thereunder, and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Administrative Agent, the Documentation Agent or the Banks in enforcing their rights under this Guaranty (all of the foregoing obligations being the "Guaranteed Obligations").

                  (b) Notwithstanding anything to the contrary contained in this Guaranty (but subject to the proviso contained in this Section 1(b)), in no event shall Guarantor be obligated to make any payment under this Guaranty until all of the following have occurred:

                      (1) the Banks shall be entitled to receive payment from the Individual Guarantors in accordance with the provisions of the Acorn Guaranty; and

                      (2) the Banks shall have made demand for payment under the Acorn Guaranty to the Individual Guarantors and shall not have received such payment in full in immediately available funds within thirty (30) days after the making of such demand;

provided, however, that, notwithstanding the preceding clauses (1) and (2), the Administrative Agent on behalf of the Banks shall be entitled to immediate payment under this Guaranty in the event Borrower or any of its Consolidated Subsidiaries (as defined in the Credit Agreement) or Investment Affiliates (as defined in the Credit Agreement) shall transfer any assets to Guarantor in violation of the terms of the Credit Agreement.

                  2. Notwithstanding anything to the contrary contained in this Guaranty, the liability of Guarantor under this Guaranty (other than pursuant to Section 20(e) hereof) on account of the Guaranteed Obligations shall not at any time exceed an amount equal to the aggregate amount for which the Individual Guarantors are liable under the Acorn Guaranty at such time after giving effect to Section 1(b) of the Acorn Guaranty and after giving effect to any payment made on account of the Guaranteed Obligations which reduce the amount for which the Individual Guarantors are liable under the Acorn Guaranty.

                  3. It is agreed that, subject to the provisions of Sections 1(b) and 2 hereof, the Guaranteed Obligations of Guarantor hereunder shall be enforceable against Guarantor and its successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by the Administrative Agent or any of the Banks against Borrower or its respective successors or assigns or any other party or against any security for the payment and

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performance of the Guaranteed Obligations and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Guaranty or of any notice or demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in Borrower's financial condition and any other fact which might materially increase the risk to Guarantor), all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by the Administrative Agent or any of the Banks against Borrower or its respective successors or assigns, any of the rights or remedies reserved to the Administrative Agent or any of the Banks pursuant to the provisions of the Loan Documents except to the extent provided in Section 1(b) hereof to the contrary. Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any of the Banks which is inconsistent with the waiver in the immediately preceding sentence shall be void and may be ignored by the Administrative Agent and the Banks, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent has specifically agreed otherwise in a writing, signed by a duly authorized officer. Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of this transaction and that, but for this Guaranty and such waivers, the Administrative Agent and the Banks would have declined to execute and deliver the Loan Documents.

                  4. Guarantor waives, and covenants and agrees that, except to the extent required to enforce or assure compliance with the provisions and conditions of Sections 1(b) and 2 hereof, it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by the Administrative Agent or any of the Banks of, this Guaranty. Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, offset, setoff or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by the Administrative Agent or any of the Banks other than the defense of the actual timely payment and performance by Borrower of the Guaranteed Obligations hereunder, except to the extent required to enforce or assure compliance with the provisions and conditions of Sections 1(b) and 2 hereof; provided, however, that the foregoing shall not be deemed a waiver of Guarantor's right to assert any compulsory counterclaim, if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Guarantor's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Administrative Agent or any Bank in any separate action or proceeding. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against the Administrative

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
Agent or any Bank of any kind.

                  5. The provisions of this Guaranty are for the benefit of the Administrative Agent, the Documentation Agent and the Banks and their successors and permitted assigns, and nothing herein contained shall impair as between Borrower and the Administrative Agent, the Documentation Agent and the Banks the obligations of Borrower under the Loan Documents.

                  6. Subject to the provisions of Section 2 hereof, this Guaranty shall be a continuing, unconditional and absolute guaranty and the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, although without notice or the further consent of
Guarantor:

                  (a) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of any of the Guaranteed Obligations or the Loan Documents or the invalidity or unenforceability of any of the foregoing; or

                  (b) any extension of time that may be granted by the Administrative Agent to Borrower, any guarantor, or their respective successors or assigns, heirs, executors, administrators or personal representatives; or

                  (c) any action which the Administrative Agent or the Documentation Agent may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to the Administrative Agent or the Documentation Agent under this Guaranty or available to the Administrative Agent or the Documentation Agent at law, equity or otherwise, or any action on the part of the Administrative Agent or the Documentation Agent granting indulgence or extension in any form whatsoever; or

                  (d) any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which the Administrative Agent and/or the Banks have been granted a lien or security interest to secure any indebtedness of Borrower to the Administrative Agent and/or the Banks; or

                  (e) any release of any person or entity (other than Borrower) who may be liable in any manner for the payment and collection of any amounts owed by Borrower to the Administrative Agent, the Documentation Agent and/or the Banks; or

                  (f) except as may be required under the Acorn Guaranty, the application of any sums by whomsoever paid or however realized to any amounts owing by Borrower to the Administrative Agent, the Documentation Agent and/or the Banks under the Loan Documents in such manner as the Administrative Agent shall determine in its sole discretion; or

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

                  (g) Borrower's or any guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of Borrower's or Guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting Borrower or any guarantor or any of the assets of any of them, including, without limitation, (i) the release or discharge of Borrower or any guarantor from the payment and performance of their respective obligations under any of the Loan Documents by operation of law, or (ii) the impairment, limitation or modification of the liability of Borrower or any guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations under any of the Loan Documents, or Guarantor's liability under this Guaranty, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

                  (h) any improper disposition by Borrower of the proceeds of the Loans, it being acknowledged by Guarantor that the Administrative Agent, Documentation Agent or any Bank shall be entitled to honor any request made by Borrower for a disbursement of such proceeds and that neither the Administrative Agent, Documentation Agent nor any Bank shall have any obligation to see the proper disposition by Borrower of such proceeds.

                  7. Guarantor agrees that if at any time all or any part of any payment at any time received by the Administrative Agent from Borrower or Guarantor under or with respect to this Guaranty is or must be rescinded or returned by the Administrative Agent, Documentation Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or Guarantor), then Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by such party, and Guarantor's obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment had never been made.

                  8. Until this Guaranty is terminated pursuant to the terms hereof, Guarantor (i) shall have no right of subrogation against Borrower or any entity comprising same by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder, (ii) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Borrower or any entity comprising same by reason of any one or more payment or acts of performance in compliance with the obligations of Guarantor hereunder and (iii) from and after an Event of Default (as defined in the Credit Agreement), subordinates any liability or indebtedness of Borrower or any entity comprising same now or hereafter held by Guarantor or any affiliate of Guarantor to the obligations of Borrower under the Loan Documents. The foregoing, however, shall not be deemed in any way to limit any rights that Guarantor may have pursuant to the Agreement of Limited Partnership of Borrower or which it may have at law or in equity with respect to any other partners of Borrower. Prior to or

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

simultaneously with the receipt of payment from Guarantor hereunder, the Banks shall assign to Guarantor all of their rights, to the extent of such payment from Guarantor, against the Individual Guarantors under the Acorn Guaranty.

                  9. Guarantor represents and warrants to the Administrative Agent, the Documentation Agent and the Banks with the knowledge that the Administrative Agent, the Documentation Agent and the Banks are relying upon the same, as follows:

                  (a) as of the date hereof, Guarantor is the sole managing general partner of Borrower;

                  (b) based upon such relationships, Guarantor has determined that it is in its best interests to enter into this Guaranty;

                  (c) this Guaranty is necessary and convenient to the conduct, promotion and attainment of Guarantor's business, and is in furtherance of Guarantor's business purposes;

                  (d) the benefits to be derived by Guarantor from Borrower's access to funds made possible by the Loan Documents are at least equal to the obligations undertaken pursuant to this Guaranty;

                  (e) Guarantor is solvent and has full power and legal right to enter into this Guaranty and to perform its obligations under the term hereof and (i) Guarantor is organized and validly existing under the laws of the State of Maryland, (ii) Guarantor has complied with all provisions of applicable law in connection with all aspects of this Guaranty, and (iii) the person executing this Guaranty has all the requisite power and authority to execute and deliver this Guaranty;

                  (f) to the best of Guarantor's knowledge, there is no action, suit, proceeding, or investigation pending or threatened against or affecting Guarantor at law, in equity, in admiralty or before any arbitrator or any governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign) which is likely to materially and adversely impair the ability of Guarantor to perform its obligations under this Guaranty;

                  (g) the execution and delivery of and the performance by Guarantor of its obligations under this Guaranty have been duly authorized by all necessary action on the part of Guarantor and do not
         (i) violate any provision of any law, rule, regulation (including, without limitation, Regulation U or X of the Board of Governors of the Federal Reserve System of the United States), order, writ, judgment, decree, determination or award presently in effect having applicability to Guarantor or the organizational documents of Guarantor the consequences of which violation is likely to materially and adversely impair the ability of Guarantor to perform its obligations under this Guaranty or (ii) violate or conflict with, result in a breach of or constitute (with due

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

         notice or lapse of time or both) a default under any indenture, agreement or other instrument to which Guarantor is a party, or by which Guarantor or any of its property is bound, the consequences of which violation, conflict, breach or default is likely to materially and adversely impair the ability of Guarantor to perform its obligations under this Guaranty;

                  (h) this Guaranty has been duly executed by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law;

                  (i) no authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any Federal, state, local or foreign court, governmental agency or regulatory authority is required in connection with the making and performance by Guarantor of this Guaranty, except those which have already been obtained; and

                  (j) Guarantor is not an "investment company" as that term is defined in, nor is it otherwise subject to regulation under, the Investment Company Act of 1940, as amended.

                  10. Subject to the terms and conditions of the Credit Agreement, and in conjunction therewith, the Administrative Agent, Documentation Agent or any Bank may assign any or all of its rights under this Guaranty. In the event of any such assignment, the Administrative Agent shall give Guarantor prompt notice of same. If the Administrative Agent elects to sell all the Loans or participations in the Loans and the Loan Documents, including this Guaranty, the Administrative Agent, Documentation Agent or any Bank may forward to each purchaser and prospective purchaser all documents and information relating to this Guaranty or to Guarantor, whether furnished by Borrower or Guarantor or otherwise, subject to the terms and conditions of the Credit Agreement.

                  11. Guarantor agrees, upon the written request of the Administrative Agent, to execute and deliver to the Administrative Agent, from time to time, any modification or amendment hereto or any additional instruments or documents reasonably considered necessary by the Administrative Agent or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms, provided, that, any such modification, amendment, additional instrument or document shall not increase Guarantor's obligations or diminish its rights hereunder and shall be reasonably satisfactory as to form to Guarantor and to Guarantor's counsel.

                  12. The representations and warranties of Guarantor set forth in this Guaranty shall survive until this Guaranty shall terminate in accordance with the terms hereof.


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
                  13. This Guaranty and Guaranty No. 1 contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements relating to such subject matter and may not be modified, amended, supplemented or discharged except by a written agreement signed by Guarantor and the Administrative Agent.

                  14. If all or any portion of any provision contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions thereof shall continue in full force and effect.

                  15. This Guaranty may be executed in counterparts which together shall constitute the same instrument.

                  16. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission followed by telephonic confirmation or similar writing) and shall be addressed to such party at the address set forth below or to such other address as may be identified by any party in a written notice to the others:

If to Guarantor                     Equity Office Properties Trust
                                    Two North Riverside Plaza
                                    Suite 2100
                                    Chicago, Illinois 60606
                                    Attn: Chief Financial Officer
With Copies of
Notices to Guarantor to:            Equity Office Properties Trust
                                    Two North Riverside Plaza
                                    Suite 2100
                                    Chicago, Illinois 60606
                                    Attn: Chief Legal Counsel
                                            and
                                    Piper Marbury Rudnick & Wolfe
                                    203 North LaSalle Street
                                    Suite 1800
                                    Chicago, Illinois 60601
                                    Attn:  James M. Phipps, Esq.
If to the
Administrative Agent:               Bank of America, N.A.
                                    901 Main Street (TXI-492-14-05)
                                    Dallas, Texas  75202-1000
                                    Attn:  Patrick Trowbridge
                                    Facsimile:  (214) 209-0085

                  Each such notice, request or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the telex


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
number or facsimile number specified in this Section and the appropriate answerback or facsimile confirmation is received, (ii) if given by certified registered mail, return receipt requested, with first class postage prepaid, addressed as aforesaid, upon receipt or refusal to accept delivery, (iii) if given by a nationally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid for next day delivery, or (iv) if given by any other means, when delivered at the address specified in this Section.

                  17. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise by Borrower or Guarantor, with respect to the Guaranteed Obligations shall, if the statute of limitations in favor of Guarantor against the Administrative Agent shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                  18. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the Administrative Agent, the Documentation Agent and the Banks and their successors and permitted assigns.

                  19. The failure of the Administrative Agent to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Administrative Agent, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against the Administrative Agent must be expressly set forth in a writing signed by the Administrative Agent.

                  20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                      (b) Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address for notices set forth herein. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.


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

                      (c) GUARANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. IT IS HEREBY ACKNOWLEDGED BY GUARANTOR THAT THE WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT TO ACCEPT THIS GUARANTY AND THAT THE LOANS MADE BY THE BANKS ARE MADE IN RELIANCE UPON SUCH WAIVER. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE, FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED BY THE ADMINISTRATIVE AGENT IN COURT AS A WRITTEN CONSENT TO A NON-JURY TRIAL.

                      (d) Guarantor does hereby further covenant and agree to and with the Administrative Agent that, except as may be required to satisfy the conditions set forth in Section 1(b) hereof, Guarantor may be joined in any action against Borrower in connection with the Loan Documents and that recovery may be had against Guarantor in such action or in any independent action against Guarantor (with respect to the Guaranteed Obligations), without the Administrative Agent first pursuing or exhausting any remedy or claim against Borrower or its successors or assigns. Guarantor also agrees that, in an action brought with respect to the Guaranteed Obligations in any jurisdiction, it shall be conclusively bound by the judgment in any such action by the Administrative Agent (wherever brought) against Borrower or its successors or assigns, as if Guarantor were a party to such action, even though Guarantor was not joined as a party in such action.

                      (e) Guarantor agrees to pay all reasonable expenses (including, without limitation, attorneys' fees and disbursements) which may be incurred by the Administrative Agent, the Documentation Agent or the Banks in connection with the enforcement of their rights under this Guaranty, whether or not suit is initiated.

                  21. Notwithstanding anything to the contrary contained herein, this Guaranty shall terminate and be of no further force or effect upon the full performance and payment of the Guaranteed Obligations hereunder. Upon termination of this Guaranty in accordance with the terms of this Guaranty, the Administrative Agent promptly shall deliver to Guarantor such documents as Guarantor or Guarantor's counsel reasonably may request in order to evidence such termination.

                  22. All of the Administrative Agent's rights and remedies under each of the Loan Documents or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the Administrative Agent.

                  23. The Guarantor shall not use any assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Internal Revenue Code (the "Code") to repay or secure the Loan, the Note, the

Obligations or this Guaranty. The Guarantor shall not assign, sell, pledge, encumber, transfer, hypothecate or otherwise dispose of any of its rights or interests (direct or indirect) in Borrower, or attempt to do any of the foregoing or suffer any of the foregoing, or permit any party with a direct or indirect interest or right in Borrower to do any of the foregoing, if such action would cause the Note, the Loan, the Obligations, this Guaranty, or any of the Loan Documents or the exercise of any of the Administrative Agent's, Documentation Agent's or Bank's rights in connection therewith, to constitute a prohibited transaction under ERISA or the Code (unless the Guarantor furnishes to the Administrative Agent a legal opinion satisfactory to the Administrative Agent that the transaction is exempt from the prohibited transaction provisions of ERISA and the Code (and for this purpose, the Administrative Agent, Documentation Agent and the Banks, by accepting the benefits of this Guaranty, hereby agree to supply Guarantor all relevant non-confidential, factual information reasonably necessary to such legal opinion and reasonably requested by Guarantor) or would otherwise result in the Administrative Agent, the Documentation Agent or any of the Banks being deemed in violation of Sections 404 or 406 of ERISA or Section 4975 of the Code or would otherwise result in the Administrative Agent, the Documentation Agent or any of the Banks being a fiduciary or party in interest under ERISA or a "disqualified person" as defined in Section 4975(e)(2) of the Code with respect to an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of
Section 4975(e)(1) of the Code. The Guarantor shall indemnify and hold each of the Administrative Agent, the Documentation Agent and the Banks free and harmless from and against all loss, costs (including attorneys' fees and expenses), expenses, taxes and damages (including consequential damages) that each of the Administrative Agent, the Documentation Agent and the Banks may suffer by reason of the investigation, defense and settlement of claims and in obtaining any prohibited transaction exemption under ERISA necessary in Administrative Agent's reasonable judgment as a result of Guarantor's action or inaction or by reason of a breach of the foregoing provisions by Guarantor.

                  24. This Guaranty shall become effective simultaneously with the making of the initial Loans under the Credit Agreement.

                            [SIGNATURE PAGE FOLLOWS]
                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date and year first above written.

                                                     GUARANTOR:

                                                     EQUITY OFFICE PROPERTIES TRUST

                                                     By:      /s/ MAUREEN FEAR
                                                             ------------------------------
                                                              Name:   Maureen Fear
                                                              Title:  Senior Vice President, Treasurer

ACCEPTED:


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

BANK OF AMERICA, N.A.

By:        /s/ PATRICK TROWBRIDGE
         --------------------------------
         Name:   Patrick Trowbridge
         Title:  Vice President


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


                          ACKNOWLEDGMENT FOR GUARANTOR
                          ----------------------------

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF COOK                      )

                  On May ___, 2000, before me personally came
_________________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is ____________________ of Equity Office Properties Trust, and that he executed the foregoing instrument in the organization's name, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said organization for the uses and purposes therein mentioned.

[Seal]

                                                 -------------------------------
                                                 Notary Public



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